Exhibit 10.2
Execution Version
Amendment No. 1 to Credit Agreement
          Amendment No. 1 to Credit Agreement (this “Amendment”), dated as of October 23, 2006, among Technical Olympic USA, Inc., a Delaware corporation (the “Borrower”), each person executing this Amendment as a Guarantor, each Person executing this Amendment as a Lender, each Person executing this Amendment as an Issuer, and Citicorp North America, Inc., as Administrative Agent.
PRELIMINARY STATEMENTS
          (1) The Borrower, the Lenders (or their predecessors in interest), the Issuer, the Administrative Agent and certain other financial institutions in other agent capacities are parties to the Credit Agreement, dated as of March 9, 2006 (as amended, supplemented or otherwise modified from time to time through the date of this Amendment, the “March 2006 Credit Agreement”), under which the Lenders provided a Facility in the aggregate principal amount of $800,000,000 for the making of Revolving Loans and Swing Loans and the Issuance of Letters of Credit.
          (2) The Borrower acknowledges that a Material Adverse Change has occurred with respect to TOUSA Homes, L.P. as a result of matters disclosed by the Borrower in its current reports on Form 8-K filed with the SEC on September 27, 2006 and October 2, 2006 relating to EH/Transeastern, LLC (the “Transeastern Events”). As a result, the Borrower is no longer able to satisfy all of the conditions precedent under the March 2006 Credit Agreement required to receive Loans or to obtain the Issuance of Letters of Credit for the benefit of the Borrower.
          (3) The Borrower, the Guarantors, the Lenders and the Issuers party hereto, and the Administrative Agent desire to (i) amend the March 2006 Credit Agreement in certain respects, including, inter alia, the definition of a Material Adverse Change and (ii) provide collateral by the Borrower and its Restricted Subsidiaries to secure their respective obligations under the March 2006 Credit Agreement and the other Loan Documents.
          NOW, THEREFORE, in consideration of the mutual covenants and agreements contained in this Amendment, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto agree as follows:
ARTICLE I
DEFINITIONS AND INTERPRETATION
          Section 1.01. Definitions. Capitalized terms used and not otherwise specifically defined in this Amendment shall have the meanings given to such terms in the March 2006 Credit Agreement.

          Section 1.02. UCC. Unless otherwise defined herein or in the March 2006 Credit Agreement or in any other Loan Document, terms used in this Amendment that are defined in the UCC shall have the meanings given to such terms in the UCC.
          Section 1.03. Certain Terms.
          (a) The words “herein,” “hereof” and “hereunder” and similar words in this Amendment refer to this Amendment as a whole, and not to any particular Article, Section, subsection or clause in, this Amendment.
          (b) Unless otherwise expressly indicated in this Amendment, references in this Amendment to an Exhibit, Schedule, Article, Section, subsection or clause refer to the appropriate Exhibit or Schedule to, or Article, Section, subsection or clause in this Amendment.
          (c) References in this Amendment to any statute shall be to such statute as amended or modified and in effect at the time any such reference is operative.
          (d) The term “including” when used in this Amendment means “including without limitation” except when used in the computation of time periods.
          (e) In this Amendment, in the computation of periods of time from a specified date to a later specified date, the word “from” means “from and including” and the words “to” and “until” each mean “to but excluding” and the word “through” means “to and including”.
          Section 1.04. No Presumption Against any Party. Neither this Amendment nor any uncertainty or ambiguity herein shall be construed or resolved against any party hereto, whether under any rule of construction or otherwise. This Amendment has been reviewed by each of the parties and their counsel and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of all parties hereto.
          Section 1.05. Section Titles. The section titles contained in this Amendment are and shall be without substantive meaning or content of any kind whatsoever and are not a part of the agreement among the parties hereto.

ARTICLE II
AMENDMENTS TO CREDIT AGREEMENT
          Section 2.01. Amendments to Exhibits and Schedules.
          (a) The March 2006 Credit Agreement is hereby amended by adding the Deposit Account Control Agreement attached hereto as Exhibit A as a new Exhibit I to the March 2006 Credit Agreement.
          (b) The March 2006 Credit Agreement is hereby amended by adding the Security Agreement attached hereto as Exhibit B as a new Exhibit J to the March 2006 Credit Agreement.
          (c) The form of Borrowing Base Certificate attached to the March 2006 Credit Agreement as Exhibit E thereto is hereby amended and restated in its entirety by inserting in its place the form of Exhibit C.
          (d) Schedules 2.4, 4.3, 4.7 and 7.1 attached to the March 2006 Credit Agreement are hereby amended and restated in their entirety by inserting in their place the respective Schedules 2.4, 4.3, 4.7 and 7.1 attached hereto as Exhibit D.
          Section 2.02. Additional Definitions. Section 1.1 of the March 2006 Credit Agreement is hereby amended by inserting the following new definitions in their appropriate alphabetical order:
     “Affiliated Title Company” means Universal Land Title, Inc., a Florida corporation, and any of its Subsidiaries or Affiliates authorized under applicable Requirement of Law to conduct business as an agent for a title insurance company.
     “Borrower” has the meaning assigned to such term in the preamble to this Agreement.
     “Collateral” means all “Collateral” and “Mortgaged Property” referred to in the Collateral Documents and all other property that is or is intended to be subject to any Lien in favor of the Administrative Agent for the benefit of the Secured Parties and will include, without limitation, all Borrowing Base Assets.
     “Collateral Documents” means the Security Agreement, the Deposit Account Control Agreements, the Mortgages, the Pledge Agreements, and any other agreement that creates or purports to create a Lien in favor of the Administrative Agent for the benefit of the Secured Parties.

     “Deposit Account Control Agreement” means an agreement among the bank maintaining a Designated Account, the Borrower or a Restricted Subsidiary that is the owner of such Designated Account and such bank’s customer, and the Administrative Agent as secured party, substantially in the form of Exhibit I or otherwise in form and substance reasonably satisfactory to the Administrative Agent.
     “Designated Account” means a deposit account maintained with a bank and owned by the Borrower or a Restricted Subsidiary to the extent such deposit account is subject to the first priority perfected security interest created under the Security Agreement.
     “Finished Lots Advance Rate” means a percentage, expressed as a decimal, mutually agreed upon in writing between the Borrower and the Requisite Lenders and designated as the Finished Lots Advance Rate.
     “FIRREA” means the Financial Institutions Reform, Recovery and Enforcement Act of 1989.
     “Land/Lots Under Development Advance Rate” means a percentage, expressed as a decimal, mutually agreed upon in writing between the Borrower and the Requisite Lenders and designated as the Land/Lots Under Development Advance Rate.
     “Mortgage” means a mortgage, deed of trust, trust deed or similar instrument in form and substance reasonably satisfactory to the Administrative Agent creating a Lien on any Completed Unsold Home, Unsold Home Under Construction, Finished Lots, Land/Lots Under Development or Unimproved Land in a principal amount of at least the applicable appraised value determined in accordance with the Mortgage Requirements.
     “Mortgage Requirements” has the meaning assigned to such term in Section 6.15(d).
     “Pledge Agreement” means a pledge agreement in form and substance reasonably satisfactory to the Administrative Agent, executed by the Restricted Subsidiary owning the equity interest in the applicable Unaffiliated Joint Venture or Unaffiliated Unrestricted Subsidiary, pursuant to which shall be pledged to the Administrative Agent all of such Restricted Subsidiary’s equity ownership interest in such Unaffiliated Joint Venture or Unaffiliated Unrestricted Subsidiary.

     “Secured Parties” means the Administrative Agent, the Lenders and the Issuers.
     “Security Agreement” means the security agreement substantially in the form of Exhibit J between the Borrower and the Guarantors, as grantors, and the Administrative Agent, as secured party, pursuant to which the Borrower has granted security interest over the interest of the Borrower in the Collateral described therein as security for the Obligations and each Guarantor has granted a security interest over the interest of such Guarantor in the Collateral described therein as security for the obligations of such Guarantor under its respective Guaranty and any other Loan Document to which such Guarantor is a party.
     “Transeastern Events” means the matters disclosed by the Borrower in its reports on Form 8-K filed with the SEC on September 27, 2006 and October 2, 2006 relating to EH/Transeastern, LLC.
     “Unimproved Land Advance Rate” means a percentage, expressed as a decimal, mutually agreed upon in writing between the Borrower and the Requisite Lenders and designated as the Unimproved Land Advance Rate.
          Section 2.03. Amendments to Existing Definitions.
          (a) The definition of “Borrowing Base” in Section 1.1 of the March 2006 Credit Agreement is hereby amended and restated in its entirety to read as follows:
     “Borrowing Base” means, at any time, the sum of:
     (a) the product of (x) 0.90 and (y) the sum of (i) Escrow Proceeds Receivables and (ii) Unrestricted Cash, to the extent such Escrow Proceeds Receivables or Unrestricted Cash, as the case may be, constitute Borrowing Base Assets;
     (b) the product of (x) 0.90 and (y) Sold Homes owned by the Borrower or any Restricted Subsidiary to the extent such Sold Homes constitute Borrowing Base Assets;
     (c) the product of (x) 0.75 and (y) the Completed Unsold Homes owned by the Borrower or any Restricted Subsidiary to the extent such Completed Unsold Homes constitute Borrowing Base Assets;
     (d) the product of (x) 0.70 and (y) Unsold Homes Under Construction owned by the Borrower or any Restricted Subsidiary to the extent such Unsold Homes Under Construction constitute Borrowing Base Assets;
     (e) the product of (x) the Finished Lots Advance Rate and (y) the Finished Lots owned by the Borrower or any Restricted Subsidiary to the extent such Finished Lots constitute Borrowing Base Assets;
     (f) the product of (x) the Land/Lots Under Development Advance Rate and (y) the Land/Lots Under Development owned by the Borrower or any Restricted Subsidiary to the extent such Land/Lots Under Development constitute Borrowing Base Assets;
     (g) the product of (x) the Unimproved Land Advance Rate and (y) the Unimproved Land owned by the Borrower or any Restricted Subsidiary to the extent such Unimproved Land constitutes Borrowing Base Assets.
Notwithstanding the foregoing, the total aggregate amount of Loans and Letters of Credit outstanding based upon Finished Lots, Land/Lots Under Development and Unimproved Land shall not exceed $50,000,000 at any time.
          (b) The definition of “Borrowing Base Assets” in Section 1.1 of the March 2006 Credit Agreement is hereby amended and restated in its entirety to read as follows:
          “Borrowing Base Assets” means the following assets to the extent satisfying the following terms and conditions and included in the calculation of the Borrowing Base:
          (a) (i) Escrow Proceeds Receivables but only to the extent that (A) such Escrow Proceeds Receivables are held by any Affiliated Title Company, such Affiliated Title Company has entered into a written agreement with the Administrative Agent acknowledging the security interests granted under the Security Agreement and agreeing that any Escrow Proceeds Receivables released or paid by such Affiliated Title Company shall be paid solely to a Designated Account and (B) such Escrow Proceeds Receivables are held by any title insurance company, title agent, escrow company or similar entity authorized under applicable Requirement of Law to conduct business as an agent for a title insurance company that is not an Affiliated Title Company, the Borrower or applicable Guarantor has instructed such entity in writing to pay any Escrow Proceeds Receivables to be released or paid to the Borrower or such Guarantor solely to a Designated Account maintained by Wachovia Bank, National Association and (ii) Unrestricted Cash but only to the extent on deposit in a Designated Account;
          (b) Sold Homes owned by the Borrower or any Restricted Subsidiary but only to the extent the Contract for Sale for such Sold Home and related rights are subject to a first priority perfected security interest under the Security Agreement; provided however, that no Contracts for Sale entered into by Lorton South Condominiums, LLC, a Delaware limited liability company, Engle Homes Commercial Construction, LLC, a Delaware limited liability company, or TOUSA Mid-Atlantic Investment, LLC, a Delaware limited liability company, shall be included as Borrowing Base Assets prior to the satisfaction of the covenant contained in Section 6.17 [Lien Searches] with respect to UCC searches covering such entities;
          (c) Completed Unsold Homes owned by the Borrower or any Restricted Subsidiary but only to the extent that (i) each Completed Unsold Home is subject to a Mortgage and, except as provided in Section 6.15, all Mortgage Requirements with respect to such Mortgage have been satisfied, (ii) the value of any Completed Unsold Home in the Borrowing Base does not exceed the appraised value for such Completed Unsold Home determined in accordance with the Mortgage Requirements, and (iii) no Completed Unsold Home has been “completed” (within the meaning of the definition of Completed Unsold Home) for more than six months other than a Completed Unsold Home being used as a Model Home;
          (d) Unsold Homes Under Construction owned by the Borrower or any Restricted Subsidiary but only to the extent that (i) such Unsold Homes Under Construction are subject to a Mortgage and, except as provided in Section 6.15, all Mortgage Requirements with respect to such Mortgage have been satisfied, and (ii) the value of any Completed Unsold Home in the Borrowing Base does not exceed the appraised value for such Completed Unsold Home determined in accordance with the Mortgage Requirements;
          (e) Finished Lots owned by the Borrower or any Restricted Subsidiary but only to the extent that such Finished Lots are subject to a Mortgage and all Mortgage Requirements with respect to such Mortgage have been satisfied;

          (f) Land/Lots Under Development owned by the Borrower or any Restricted Subsidiary but only to the extent that such Land/Lots Under Development are subject to a Mortgage and all Mortgage Requirements with respect to such Mortgage have been satisfied;
          (g) Unimproved Land owned by the Borrower or any Restricted Subsidiary but only to the extent that such Unimproved Land is subject to a Mortgage and all Mortgage Requirements with respect to such Mortgage have been satisfied.
          (c) The definition of “Borrowing Base Certificate” in Section 1.1 of the March 2006 Credit Agreement is hereby amended and restated in its entirety to read as follows:
          “Borrowing Base Certificate” means a certificate of the Borrower substantially in the form of Exhibit E.
          (d) The definition of “Completed Unsold Homes” in Section 1.1 of the March 2006 Credit Agreement is hereby amended by deleting the phrase “the value of which is determined in conformity with GAAP” at the end of the first sentence thereof and inserting the following in lieu of such phrase:
“the value of which is the lesser of (x) value determined in conformity with GAAP and (y) the appraised value determined in accordance with the Mortgage Requirements”.
          (e) The definition of “Finished Lots” in Section 1.1 of the March 2006 Credit Agreement is hereby amended by deleting the phrase “the value of which is determined in conformity with GAAP” at the end thereof and inserting the following in lieu of such phrase:
“the value of which is the lesser of (x) value determined in conformity with GAAP and (y) the appraised value determined in accordance with the Mortgage Requirements”.
          (f) The definition of “Land/Lots Under Development” in Section 1.1 of the March 2006 Credit Agreement is hereby amended by deleting the phrase “the value of which is determined in conformity with GAAP” at the end thereof and inserting the following in lieu of such phrase:

“the value of which is the lesser of (x) value determined in conformity with GAAP and (y) the appraised value determined in accordance with the Mortgage Requirements”.
          (g) The definition of “Loan Documents” in Section 1.1 of the March 2006 Credit Agreement is hereby amended and restated in its entirety to read as follows:
          “Loan Documents” means, collectively, this Agreement, the Revolving Credit Notes (if any), the Guaranty, each agreement pursuant to which a Lender or an Affiliate of a Lender provides cash management services to a Loan Party, the Collateral Documents, and each certificate, agreement or document executed by a Loan Party and delivered to the Administrative Agent or any Lender in connection with or pursuant to any of the foregoing.
          (h) The definition of “Material Adverse Change” in Section 1.1 of the March 2006 Credit Agreement is hereby amended and restated in its entirety to read as follows:
          “Material Adverse Change” means a material adverse change in the business, condition (financial or otherwise), performance, properties, prospects or operations of the Borrower and the other Loan Parties, taken as a whole; provided, however, that in the absence of a Recourse Event no Material Adverse Change will exist arising solely from the Transeastern Events. For the purposes of this definition, the term “Recourse Event” means either (i) the written acknowledgment by any Loan Party of obligations under the Transeastern Guaranties in excess of $25,000,000 in the aggregate, (ii) a determination by a court of competent jurisdiction or arbitration panel that the Loan Parties are obligated to make payments under the Transeastern Guaranties in excess of $25,000,000 in the aggregate, or (iii) payment by the Loan Parties of more than $10,000,000 in the aggregate on account of the Transeastern Guaranties. For the purposes of this definition “Transeastern Guaranties” means any guarantee or indemnity given by a Loan Party in connection with any credit agreement entered into by EH/Transeastern, LLC.
          (i) The definition of “Material Adverse Effect” in Section 1.1 of the March 2006 Credit Agreement is hereby amended and restated in its entirety to read as follows:
          “Material Adverse Effect” means a material adverse effect on any of (a) the business, condition (financial or otherwise), performance, properties, prospects or operations of the Borrower and the other Loan Parties, taken as a whole, or (b) the ability of the Borrower and the other Loan Parties, taken as a whole, to pay the Obligations or (c) the validity or enforceability of any of the Loan Documents or the rights or remedies of the Administrative Agent or the Lenders thereunder; provided, however, that in the absence of a Recourse Event (as defined in the definition of Material Adverse Change) no Material Adverse Effect will exist arising solely from the Transeastern Events.
          (j) The definition of “Maximum Credit” in Section 1.1 of the March 2006 Credit Agreement is hereby amended and restated in its entirety to read as follows:
          “Maximum Credit” means, at any time, the lesser of (a) the Revolving Credit Commitments in effect at such time and (b) the Borrowing Base.
          (k) The definition of “Senior Leverage Ratio” in Section 1.1 of the March 2006 Credit Agreement is hereby amended and restated in its entirety to read as follows:
          “Senior Leverage Ratio” means for each four quarter fiscal period ending on the last day of each fiscal quarter, the ratio of (a) Senior Unsecured Indebtedness plus the outstanding Revolving Loans and Swing Loans, and any undrawn Letters of Credit issued, under the Loan Documents at such time to (b) EBITDA for such period.
          (l) The definition of “Senior Notes” in Section 1.1 of the March 2006 Credit Agreement is hereby amended and restated in its entirety to read as follows:
          “Senior Notes” means (i) the 9% Senior Notes due 2010 issued by the Borrower pursuant to the Indenture dated as of February 3, 2003 between the Borrower and Wells Fargo Bank, N.A. (as successor by consolidation to Wells Fargo Bank Minnesota, National Association), as trustee and the Indenture dated as of June 25, 2002, between the Borrower and Wells Fargo Bank, N.A. (as successor by consolidation to Wells Fargo Bank Minnesota, National Association), as trustee and (ii) the 8 1/4% Senior Notes due 2011 issued by the Borrower pursuant to the Indenture dated as of April 12, 2006 between the Borrower and Wells Fargo Bank, N.A., as trustee.
          (m) The definition of “Senior Unsecured Indebtedness” in Section 1.1 of the March 2006 Credit Agreement is hereby amended and restated in its entirety to read as follows:
          “Senior Unsecured Indebtedness” means at any time, the Indebtedness of the Borrower and its Subsidiaries comprised of (a) the outstanding principal amount of the Senior Notes and the January 2003 Senior Notes outstanding at such time and (b) the outstanding principal amount of all other unsecured Indebtedness which is pari passu to the Senior Notes other than trade payables that are not more than 90 days past the original invoice date thereof.
          (n) The definition of “Unrestricted Cash” in Section 1.1 of the March 2006 Credit Agreement is hereby amended and restated in its entirety to read as follows:
          “Unrestricted Cash” means all cash and Cash Equivalents of the Borrower and its Restricted Subsidiaries that is not subject to a Lien or other restriction (including, without limitation, any escrow in connection with Contracts for Sale) other than Liens in favor of the Administrative Agent, any Lender, any Issuer, any Affiliate of any of them or any Indemnitee.
          (o) The definition of “Unsold Homes Under Construction” in Section 1.1 of the March 2006 Credit Agreement is hereby amended by deleting the phrase “the value of which is determined in conformity with GAAP” at the end thereof and inserting the following in lieu of such phrase:
“the value of which is the lesser of (x) value determined in conformity with GAAP and (y) the appraised value determined in accordance with the Mortgage Requirements”.
          Section 2.04. Certain Terms. Section 1.4 of the March 2006 Credit Agreement is hereby amended by inserting the following as a new subsection (h):
          (h) Unless otherwise defined herein or in any other Loan Document, terms used in this Agreement that are defined in the UCC shall have the meanings given to such terms in the UCC.
          Section 2.05. Amendments to Letters of Credit Provisions.
          (a) Section 2.4(a) of the March 2006 Credit Agreement is hereby amended by inserting the following as a new clause (vii):
          (vii) such Letter of Credit does not provide that any beneficiary under such Letter of Credit is prohibited from waiving any rights of subrogation against the Borrower or any of its Subsidiaries for whose benefit such Letter of Credit was issued.

          (b) Section 2.4(d) of the March 2006 Credit Agreement is hereby amended by inserting the following new sentence after the first sentence in Section 2.4(d):
If the Person for whose benefit the requested Letter of Credit is to be issued is not a Guarantor, the Borrower shall cause such Person to be a co-applicant with the Borrower with respect to such Letter of Credit.
          Section 2.06. New Sections in Article II.
          (a) New Sections 2.19 and 2.20 are hereby added to the March 2006 Credit Agreement as follows:
          SECTION 2.19 Certain Accounts.
          Notwithstanding anything to the contrary contained herein or in any of the other Loan Documents, the Borrower and the Guarantors shall not be required to cause any of the following deposit accounts to be subject to a Deposit Account Control Agreement: (i) Engel Delaware, US Bank, 6728003659; (ii) TOUSA Delaware, US Bank, 6728020649; (iii) TOUSA Funding, US Bank, 6728020426; (iv) Tousa Homes, Inc., (Colorado) — Wells Fargo, 1018055059; (v) Tousa Homes, Inc., (Arizona) Wells Fargo, 5153062145; and (vi) Tousa Homes, Inc., (Las Vegas) — Wells Fargo, 5153062152; provided that each of such deposit accounts are subject to a Deposit Account Control Agreement perfecting the Administrative Agent’s security interest in such deposit account no later than November 6, 2006 (or if the Administrative Agent agrees in its sole discretion no later than November 22, 2006).
          SECTION 2.20 Interim Limit on Facility.
          Notwithstanding anything to the contrary in this Agreement, until the Borrower shall have satisfied the covenant set forth in Section 6.17 [Lien Searches] with respect to UCC searches covering each of the Borrower, Tousa Homes, Inc, a Florida corporation, and Newmark Homes, L.P., a Texas limited partnership, the Lenders shall not be obligated to make Loans and the Issuers shall not be obligated to issue any Letter of Credit that would cause the Revolving Credit Outstandings to be in excess of the greater of (x) from the period from the Amendment Effective Date to November 6, 2006, $403,414,735, and after November 6, 2006, $453,414,735 and (y) the amount otherwise permitted by this Agreement determined based on the Borrowing Base adjusted to remove the value of Sold Homes owned by a Restricted Subsidiary with respect to which the

Administrative Agent has not received a UCC search in compliance with Section 6.17.
          Section 2.07. Amendment to Representations and Warranties.
          (a) Section 4.2(a) of the March 2006 Credit Agreement is hereby amended by inserting the following at the end of subclause (iii):
     (other than any Lien securing the Obligations)
          (b) Clause (b) of Section 4.12 of the March 2006 Credit Agreement is hereby amended and restated in its entirety to read as follows:
(b) on and after the Effective Date, for (i) current operating obligations of the Borrower, TOUSA Homes, Inc. and Newmark Homes, L.P. incurred in the ordinary course of business as currently conducted and (ii) Investments permitted by Section 7.2(i).
          Section 2.08. Amendments to Reporting Requirements.
          (a) The first sentence of Section 6.1(i)(i) of the March 2006 Credit Agreement is hereby amended and restated in its entirety to read as follows:
No later than 15 days after the last day of each calendar month or more frequently as requested by the Administrative Agent, the Borrower shall provide a Borrowing Base Certificate as of the first day of such month executed by a Responsible Officer of the Borrower.
          (b) Section 6.1 of the March 2006 Credit Agreement is hereby amended by renumbering Section 6.1(j) to Section 6.1(n) and inserting new Sections 6.1(j), 6.1(k), 6.1(l) and 6.1(m):
          (j) Cash Flow Projections.
          Together with the Borrowing Base Certificate delivered by the Borrower in the calendar months of January, April, July and October, or more frequently as reasonably requested by the Administrative Agent, the Borrower shall deliver to the Administrative Agent monthly cash flow projections covering the calendar quarter in which such Borrowing Base Certificate was delivered, each of which shall be in a form reasonably satisfactory to the Administrative Agent; provided, however, that (i) the first such report, covering fourth quarter 2006, shall be delivered by the Borrower no later than November 6, 2006 (or if the Administrative Agent agrees in its sole discretion no later than November 22,

          2006), (ii) the Borrower shall not be required to deliver such reports after the report due in January 2007, unless the Requisite Lenders notify the Administrative Agent no later than February 1, 2007 that they will require that such reports be continued to be provided by the Borrower.
          (k) Recourse Obligations; Joint Venture Disclosures.
          The Borrower shall deliver to the Administrative Agent no later than 45 days after the end of each fiscal quarter, or more frequently as reasonably requested by the Administrative Agent, (i) a schedule of recourse obligations (including contingent obligations) of the Borrower and its Restricted Subsidiaries, with respect to Joint Ventures or otherwise, and of Joint Ventures (including the face amount of financing facilities for such Joint Venture), including, in each case, a description of recourse conditions; and (ii) reports with respect to its Joint Ventures covering the subject matter of the representations and warranties set forth in Sections 4.6, 4.10, 4.14, 4.15, 4.16 and 4.18, as applied to the Joint Ventures (with schedules of exceptions, if necessary).
          (l) Material Developments with respect to Joint Ventures.
          The Borrower shall deliver to the Administrative Agent reports with respect to its Joint Ventures covering material developments affecting any Joint Venture that would be required to be disclosed in a Form 8-K filing with the SEC if such Joint Venture were a public company, such reports to be delivered promptly following such material development.
          (m) Transeastern JV.
          (i) In addition to the material to be delivered pursuant to Section 6.1(l) with respect to EH/Transeastern, LLC, the Borrower shall report verbally to a designated representative of the Administrative Agent, on a weekly basis or more frequently as reasonably requested by the Administrative Agent, on (A) restructuring negotiations with respect to restructuring of the financial obligations or capital structure of EH/Transeastern, LLC and any obligations of the Borrower or any of its Subsidiaries with respect thereto and (B) recourse obligations of the Borrower and TOUSA Homes, L.P. due and owing under financing documents with respect to EH/Transeastern, LLC confirming that the same have been fully performed (or specifying any that have not been fully performed, if necessary).
          (ii) The Borrower shall promptly report verbally to a designated representative of the Administrative Agent any (A) material development with respect to EH/Transeastern, LLC and (B) definitive agreement reached with respect to restructuring of the financial obligations or capital structure of EH/Transeastern, LLC and any obligations of the Borrower or any of its Subsidiaries with respect thereto.
          (c) Section 6.8 of the March 2006 Credit Agreement is hereby amended by (i) inserting into clauses (a), (b) and (c) of the first sentence “and Joint Ventures” after “the Borrower and each of its Subsidiaries”, (ii) inserting at the end of clause (d) of the first sentence “and other professionals retained by the Borrower, its Subsidiaries and Joint Ventures and hereby instructs (on behalf of itself, its Subsidiaries and Joint Ventures) such accountants and other professionals to cooperate with and provide information to the Administrative Agent”, (iii) inserting at the end of the second sentence “and Joint Ventures”, and (iv) adding a new sentence to the end of such Section 6.8 which shall read as follows: “Provisions in this Section 6.8 with respect to Joint Ventures shall apply to Joint Ventures managed by the Borrower or any of its Subsidiaries and in all other cases shall apply only to the extent of information received by the Borrower or any of its Subsidiaries from the Joint Venture.”
          Section 2.09. Mortgage Requirements. A new Section 6.15 shall be added to the March 2006 Credit Agreement as follows:
          SECTION 6.15 Mortgage Requirements.
          (a) Completed Unsold Homes. The Administrative Agent shall be granted a Mortgage on each Completed Unsold Home within 30 days of being “completed” (within the meaning of the definition of Completed Unsold Home). A Completed Unsold Home that was previously included in the Borrowing Base as a Sold Home may be included in the Borrowing Base upon recording of a Mortgage without full satisfaction of the Mortgage Requirements, provided that the Mortgage Requirements are satisfied in full within 30 days after the recording of such Mortgage. Mortgages on Completed Unsold Homes as of the Amendment Effective Date, including all related Mortgage Requirements, will be delivered no later than December 22, 2006.
          (b) Unsold Homes Under Construction. The Borrower and its Restricted Subsidiaries will have the option to deliver Mortgages on Unsold Homes Under Construction to the extent they desire to include such Unsold Homes Under Construction in the Borrowing Base. An Unsold Home Under Construction that is included in the Borrowing Base will automatically continue in the Borrowing Base as a Completed Unsold Home upon being “completed” (within the meaning of the definition of Completed Unsold Home), provided that any Mortgage Requirements for Completed Unsold Homes not then satisfied must be satisfied within 30 days of such Unsold Home Under Construction becoming a Completed Unsold Home in order for such Completed Unsold Home to remain in the Borrowing Base.
          (c) Finished Lots, Land/Lots Under Development and Unimproved Land. Mortgages on Finished Lots, Land/Lots Under Development and on Unimproved Land shall be released by the Administrative Agent in whole or in part at the request of the Borrower without release consideration so long as either (i) such Finished Lots, Land/Lots Under Development are either replaced, at the Borrower’s option, by additional Finished Lots, Land/Lots Under Development or Unimproved Land having at least equal value or (ii) such release occurs on any date from the date of delivery of a monthly Borrowing Base Certificate to the Administrative Agent to the calculation date of the next Borrowing Base Certificate provided that such Borrowing Base Certificate confirms that after such release the outstanding Loans and Letters of Credit will not exceed the updated Borrowing Base.
          (d) Mortgage Requirements. The following conditions (the “Mortgage Requirements”) will be satisfied in connection with the granting of any Mortgage:
          (i) the Mortgage (A) will be in a principal amount equal to the appraised value of the applicable Unit or Real Property, (B) in the case of a Mortgage on a Completed Unsold Home or an Unsold Home Under Construction, will provide for a release price equal to the net sales proceeds under a Contract for Sale for the applicable Unit, and (C) will otherwise be in form and substance satisfactory to the Administrative Agent;
          (ii) determination of appraised value by a third party independent appraiser meeting FIRREA requirements and selected by the Administrative Agent (for the account of the Lenders) based upon FIRREA requirements, including, where appropriate, standards for mass appraisals, and otherwise in form and substance satisfactory to the Administrative Agent;
          (iii) a Phase I environmental reports reviewed (and, as appropriate, updated) by an independent environmental consultant retained by the Administrative Agent on behalf of the Lenders, in form and substance satisfactory to the Administrative Agent;
          (iv) an ALTA/ACSM survey in form sufficient to remove the survey exception from the title policy described below and showing no encumbrances other than those that do not and will not materially impair the value of the applicable Unit (and current construction in the case of any Unsold Home Under Construction) and otherwise in form and substance satisfactory to the Administrative Agent (such survey to be an as-built survey with respect to any Completed Unsold Home) but shall not be required to show any physical improvements to the Mortgaged Property with respect to any Unsold Home Under Construction;
          (v) a fully paid ALTA lender’s policy of title insurance in an amount equal to the amount of the Mortgage, showing no exceptions that would materially impair the value of the applicable Mortgaged Property, containing customary endorsements and otherwise in form and substance satisfactory to the Administrative Agent, insuring the applicable Mortgage to be a valid first and subsisting Lien on the applicable Mortgaged Property and containing no exception for or affirmative insurance against mechanics’ and materialmen’s Liens;
          (vi) in the case of a Mortgage on a Completed Unsold Home or Unsold Home Under Construction, a certificate of property insurance naming the Administrative Agent or third party security agent as loss payee under property casualty coverages, and in all cases, a certificate of liability insurance naming the Administrative Agent and any third party security agent, the Lenders and the Issuers as additional insureds under liability coverages.
          Section 2.10. Additional Affirmative Covenants.
          (a) A new Section 6.16 shall be added to the March 2006 Credit Agreement as follows:
          SECTION 6.16 Designated Account Deposits.
          (a) The Borrower shall, and shall cause each Guarantor to, cause all of its Unrestricted Cash to be paid into and maintained in a Designated Account.
          (b) The Borrower shall, and shall cause each Guarantor to, (i) cause all payments made to the Borrower or such Guarantor, as the case may be, to be deposited directly into a Designated Account, (ii) cause all such payments constituting Escrow Proceeds Receivable payable by an Affiliated Title Company to be paid by wire transfer into a Designated Account.
          (b) A new Section 6.17 shall be added to the March 2006 Credit Agreement as follows:

          SECTION 6.17 Lien Searches
          Not later than November 30, 2006, the Borrower shall deliver to the Administrative Agent UCC financing statement searches covering the Borrower in the office of the Secretary of State of Delaware and covering each Guarantor in the appropriate office in its jurisdiction of organization listed on Schedule 1 to the Security Agreement listing all effective UCC financing statements filed in such jurisdictions naming the Borrower or such Guarantor, as the case may be, as debtor, together with copies of all such effective UCC financing statements.
          Section 2.11. Amendments to Negative Covenants.
          (a) Section 7.1 of the March 2006 Credit Agreement is hereby amended by amending and restating clause (g) in its entirety and by inserting a new clause (h) as follows:
          (g) Liens securing the Obligations; and
          (h) Liens not otherwise permitted by clauses (a) through (f) above on Indebtedness not in excess of $25,000,000;
          (b) Section 7.2(i) of the March 2006 Credit Agreement is hereby amended by inserting the following at the end thereof:
; provided, further, that, it shall be a condition to any such Investment that the Borrower and/or its Restricted Subsidiary acquiring such Investment shall pledge and grant a security interest in its equity ownership interest in such Unaffiliated Joint Venture or Unaffiliated Unrestricted Subsidiary in favor of the Administrative Agent for the ratable benefit of the Lenders by executing and/or delivering a Pledge Agreement, other related documents and instruments and an opinion of legal counsel for such pledgor, each in form and substance satisfactory to the Administrative Agent, except that the forgoing shall not apply to such Investments of up to $25,000,000 in the aggregate if (x) the Unaffiliated Joint Venture is one listed on Schedule 7.2 and (y) such pledge and security interest would be prohibited by the terms of the Unaffiliated Joint Venture or Unaffiliated Unrestricted Subsidiary operating agreement, partnership agreement or similar ownership agreement or by any agreement to which such Unaffiliated Joint Venture or Unaffiliated Unrestricted Subsidiary is a party; provided, further, that no Investment shall be made in EH/Transeastern, LLC without the consent of the Requisite Lenders.

          (c) A new Section 7.11 shall be added to the March 2006 Credit Agreement as follows:
          SECTION 7.11 Designated Account Proceeds
          The Borrower shall not, and shall not permit any Guarantor, to withdraw or to instruct the transfer of any amounts from a Designated Account except for (i) transfers to another Designated Account and (ii) so long as no Default or Event of Default shall have occurred and be continuing, transfers to an account of the Borrower or any Guarantor that is not a Designated Account solely for the purpose of paying current operating obligations of the Borrower and the Guarantors incurred in the ordinary course of business as currently conducted and each such transfer shall be deemed a representation by the Borrower of compliance with such covenant.
          Section 2.12. Post-Event of Default Waterfall. Section 2.12(f) of the March 2006 Credit Agreement is hereby amended by adding the following phrase following the words “in the following order” and prior to the colon following such words:
(after first paying all expenses incurred by the Administrative Agent in the performance of its duties and the enforcement of the rights of the Lenders and the Issuers under the Loan Documents, including, without limitation, all costs and expenses of collection, reasonable attorneys’ fees (including all allocated costs of internal counsel), court costs and other amounts in respect of expense reimbursement and indemnities then due the Administrative Agent in connection therewith)
          Section 2.13. Servicers. The last sentence of Section 9.1 of the March 2006 Credit Agreement is hereby amended and restated as follows:
The Administrative Agent may perform any of its duties under any Loan Document by or through its agents (which shall include, without limitation, any third party mortgage servicers) or employees.
          Section 2.14. Change in Administrative Agent’s Counsel.
          (a) Section 10.3(a) of the March 2006 Credit Agreement is hereby amended by replacing “Administrative Agent’s counsel, Cahill Gordon & Reindel LLP” with “Administrative Agent’s external counsel”.

          (b) Section 10.8(d) of the March 2006 Credit Agreement is amended by deleting the notice address for Cahill, Gordon & Reindel LLP and inserting the following in lieu thereof:
Chadbourne & Parke LLP
30 Rockefeller Plaza
New York, NY 10112
Attention: Andrew C. Coronios, Esq. and Joseph Smolinsky, Esq.
Telecopy no. (212) 541-5369
E-Mail Address: acoronios@chadbourne.com; jsmolinsky@chadbourne.com
          Section 2.15. Waiver Relating to Transeastern Events. The Lenders, the Issuers and the Administrative Agent hereby waive any Default or Event of Default that has occurred or may have occurred prior to the Amendment Effective Date solely as a result of a Material Adverse Change with respect to TOUSA Homes, L.P. as a result of the Transeastern Events.
          Section 2.16. Release. Upon the Amendment Effective Date, each of the Borrower and each Guarantor hereby absolutely and unconditionally releases, acquits and forever discharges the Administrative Agent, the Issuer and each Lender (other than any Non-Funding Lender) from any and all manner of claims, demands, actions, causes of action and damages that the Borrower or any Guarantor may have as of the Amendment Effective Date on account of or in any way arising out of any and all damages or consequences of any act or omission related to this Amendment or the March 2006 Credit Agreement or the transactions contemplated hereby or thereby.
ARTICLE III
REPRESENTATIONS AND WARRANTIES
          Section 3.01. Representations and Warranties.
          (a) The Borrower represents and warrants to the Administrative Agent, each Issuer and each Lender that, as of the Amendment Effective Date, and after giving effect to this Amendment, the representations and warranties set forth in Article IV of the March 2006 Credit Agreement and in the other Loan Documents are true and correct on and as of the Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representation and warranties were true and correct on and as of such earlier date.

          (b) Each Guarantor hereby represents and warrants to the Administrative Agent, each Issuer and each Lender that, as of the Amendment Effective Date, and after giving effect to this Amendment, the representations and warranties as to it made by the Borrower in Article IV of the March 2006 Credit Agreement are true and correct on and as of the Amendment Effective Date with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representation and warranties were true and correct on and as of such earlier date.
          (c) the Borrower represents that as of the date hereof, after giving effect to Loans and Letters of Credit Issuances requested on or prior to the date of this Amendment, the sum of the property of the Borrower and the property of the Subsidiary Guarantors, taken as a whole and at a fair valuation, exceeds the sum of the debts of the Borrower and the Subsidiary Guarantors, taken as a whole.
          Section 3.02. No Default. Each of the Loan Parties represents and warrants to the Administrative Agent, each Issuer and each Lender that, as of the Amendment Effective Date, and after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
ARTICLE IV
EFFECTIVENESS
          Section 4.01. Conditions to Effectiveness. This Amendment will become effective on and as of the first date (the “Amendment Effective Date”) on which all of the following conditions precedent shall have been first satisfied (unless waived by the Requisite Lenders), provided that the Amendment Effective Date shall not occur later than 4:00 p.m. (New York City time) on October 23, 2006:
          (a) Certain Documents. The Administrative Agent shall have received each of the following, each dated as of the Amendment Effective Date unless otherwise indicated or agreed to by the Administrative Agent, in form and substance satisfactory to the Administrative Agent:
     (i) this Amendment, duly executed and delivered by the Borrower, each Guarantor, the Administrative Agent, the Issuer and the Requisite Lenders;
     (ii) the Security Agreement, duly executed by the Borrower, each Guarantor and the Administrative Agent;
     (iii) the Deposit Account Control Agreements with respect to the Borrower and TOUSA Homes, Inc.;
     (iv) evidence reasonably satisfactory to the Administrative Agent that proper financing statements have been duly filed under the UCC of all applicable jurisdictions that the Administrative Agent may deem necessary or desirable in order to perfect and protect the first priority security interests created under the Security Agreement, covering the Collateral described therein;

     (v) a favorable opinion of Greenberg Traurig, LLP and Greenberg Traurig, P.A., counsel to the Loan Parties in substantially the form of Exhibit E hereto;
     (vi) a copy of the articles or certificate of incorporation (or equivalent Constituent Document) of each Loan Party, certified as of a recent date by the Secretary of State of the state of organization or formation of such Loan Party, together with certificates of such official attesting to the good standing of each such Loan Party (unless waived by the Administrative Agent for a period of up to 30 days);
     (vii) a certificate of the Secretary or an Assistant Secretary of each Loan Party certifying (A) the names and true signatures of each officer of such Loan Party who has been authorized to execute and deliver any Loan Document or other document required hereunder to be executed and delivered by or on behalf of such Loan Party, (B) the by-laws (or equivalent Constituent Document) of such Loan Party as in effect on the date of such certification, (C) the resolutions of such Loan Party’s Board of Directors (or equivalent governing body) approving and authorizing the execution, delivery and performance of this Amendment and the other Loan Documents to which it is a party and (D) that there have been no changes in the certificate of incorporation (or equivalent Constituent Document) of such Loan Party from the certificate of incorporation (or equivalent Constituent Document) delivered pursuant to the immediately preceding clause vi;
     (viii) a certificate of a Responsible Officer to the effect that after giving effect to this Amendment (A) there is no Default or Event of Default which has occurred and is continuing under the March 2006 Credit Agreement and (B) the representations and warranties set forth in Article IV of the March 2006 Credit Agreement, in this Amendment and in the other Loan Documents shall be true and correct as of the Amendment Effective Date, except to the extent such representations and warranties expressly relate to an earlier date, in which case such representation and warranties shall have been true and correct on and as of such earlier date;
     (ix) a Borrowing Base Certificate otherwise complying with the provisions of Section 6.1(i) calculated as of September 30, 2006; and
     (x) such other certificates, documents, agreements and information respecting any Loan Party as any Lender that has delivered an executed counterpart of this Amendment may, through the Administrative Agent, reasonably request.

          (b) Fee and Expenses Paid. There shall have been paid to the Administrative Agent, for the account of the Administrative Agent and the Lenders, as applicable, all fees due and payable on or before the Amendment Effective Date (including all such fees described in the fee letter entered into between the Borrower and the Administrative Agent and all reasonable fees and expenses of counsel for which invoices in reasonable detail have been presented), and all expenses due and payable on or before the Amendment Effective Date.
          (c) Consents, Etc. Each of the Borrower and its Restricted Subsidiaries shall have received all material consents and authorizations required pursuant to any material Contractual Obligation with any other Person and shall have obtained all material consents and authorizations of, and effected all notices to and filings with, any Governmental Authority, in each case, as may be necessary to allow each of the Borrower and its Restricted Subsidiaries lawfully to execute, deliver and perform, in all material respects, their respective obligations hereunder, and under the Loan Documents to which each of them, respectively, is, or shall be, a party and each other agreement or instrument to be executed and delivered by each of them, respectively, pursuant thereto or in connection therewith.
          Section 4.02. Amendment Fee. Provided that this Amendment becomes effective no later than October 23, 2006, the Borrower will pay to each Lender who has delivered to the Administrative Agent an executed counterpart of this Amendment no later than Monday, October 23, 2006, a fee equal to 5 bps (0.05%) of the Revolving Credit Commitment of such Lender. Such fees, if payable, will be paid by the Borrower on the Business Day following the Amendment Effective Date.
          Section 4.03. Effective Date Paydown. On the Amendment Effective Date, the Borrower will repay in full all outstanding Loans.
          Section 4.04. References to Agreement. The March 2006 Credit Agreement and this Amendment shall be read, taken and construed as one and the same instrument from and after the Amendment Effective Date. Any references in the March 2006 Credit Agreement to “this Agreement”, “hereunder”, “herein” or words of like import, and each reference in any other document executed in connection with the March 2006 Credit Agreement (including without limitation, the Notes), to “the Agreement”, “thereunder”, “therein” or words of like import, shall, from and after the Amendment Effective Date, mean and be a reference to the March 2006 Credit Agreement as amended hereby.
          Section 4.05. Continued Effectiveness; Ratification of Loan Documents. The March 2006 Credit Agreement and the other Loan Documents, as modified by this Amendment, are and shall continue to be in full force and effect and are hereby ratified and confirmed in all respects.
          Section 4.06. Reservation of Rights. This Amendment shall be effective only in the specific instance and for the specific purpose for which given. The Lenders, the Issuers and the Administrative Agent expressly reserve the right to exercise any remedies they may have under the Loan Documents at any time without notice to the Borrower or any other person or entity other than as required in the March 2006 Credit Agreement or other Loan Document.
ARTICLE V
MISCELLANEOUS
          Section 5.01. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are attached to the same document. Delivery of an executed signature page of this Amendment by facsimile transmission shall be as effective as delivery of a manually executed counterpart hereof. A set of the copies of this Amendment signed by all parties shall be lodged with the Borrower and the Administrative Agent.
          Section 5.02. Fees, Costs and Expenses.
          (a) The Borrower agrees upon demand to pay, or reimburse the Administrative Agent for, all of the Administrative Agent’s reasonable internal and external audit, legal, appraisal, valuation, filing, lien search, document duplication and reproduction and investigation expenses and for all other reasonable out-of-pocket costs and expenses of every type and nature (including, without limitation, after receipt of invoice documentation, the reasonable fees, expenses and disbursements of the Administrative Agent’s external counsel, local legal counsel, auditors, accountants, appraisers, printers, insurance and environmental advisors, servicers of the Mortgages, and other consultants and agents) incurred by the Administrative Agent in (i) the preparation, negotiation and execution of this Amendment and any other Loan Documents, (ii) the filing, recording and perfection of the Collateral Documents and (iii) in accepting any Mortgage.
          (b) The Borrower agrees to pay to the Administrative Agent all fees due and payable on or before the Amendment Effective Date (including all such fees described in the fee letter entered into between the Borrower and the Administrative Agent).

          Section 5.03. Loan Document. This Amendment shall be deemed to be a Loan Document.
          Section 5.04. Binding Effect. This Amendment shall become effective when it shall have been executed by the Borrower, the Guarantors, the Administrative Agent and the Requisite Lenders and thereafter shall be binding upon and inure to the benefit of the Borrower, the Administrative Agent and each Lender and Issuer and, in each case, their respective successors and assigns.
          Section 5.05. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York.
          Section 5.06. Submission to Jurisdiction. Any legal action or proceeding with respect to this Amendment or any other Loan Document may be brought in the courts of the State of New York sitting in the City of New York or of the United States of America for the Southern District of New York, and, by execution and delivery of this Amendment, the Borrower and each Guarantor hereby accepts for itself and in respect of its property, generally and unconditionally, the jurisdiction of the aforesaid courts. The parties hereto hereby irrevocably waive any objection, including any objection to the laying of venue or based on the grounds of forum non conveniens, that any of them may now or hereafter have to the bringing of any such action or proceeding in such respective jurisdictions.
          Section 5.07. WAIVER OF JURY TRIAL. EACH OF THE ADMINISTRATIVE AGENT, THE LENDERS, THE ISSUERS, THE BORROWER AND EACH SUBSIDIARY IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.
     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the day and year first above written.
[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

[Signature Page to Amendment No. 1 to Credit Agreement]

BORROWER: TECHNICAL OLYMPIC USA, INC.
By:
Name:
Title:

[Signature Page to Amendment No. 1 to Credit Agreement]

GUARANTORS:

ENGLE HOMES RESIDENTIAL CONSTRUCTION, L.L.C.

ENGLE/JAMES, LLC

MCKAY LANDING, LLC

NEWMARK HOMES, LLC

TOUSA VENTURES, LLC

By: TOUSA HOMES, INC., the sole member

By:
	Name:	Randy Kotler
	Title:	Vice President and Treasurer

TOUSA HOMES, L.P.

TOUSA HOMES FLORIDA, L.P. F/K/A TOUSA HOMES INVESTMENT #1, L.P.

By: TOUSA LLC, as General Partner

By: TECHNICAL OLYMPIC USA, INC., its sole member

By:
	Name:	Randy Kotler
	Title:	Senior Vice President, Chief Accounting Officer, Interim Chief Financial Officer

[Signature Page to Amendment No. 1 to Credit Agreement]

GUARANTORS (continued):

TOUSA HOMES ARIZONA, LLC F/K/A TOUSA INVESTMENT #1, LLC

TOUSA HOMES COLORADO, LLC F/K/A TOUSA INVESTMENT #2, LLC

TOUSA HOMES NEVADA, LLC F/K/A TOUSA INVESTMENT #3, LLC

TOUSA HOMES MID-ATLANTIC HOLDING, LLC F/K/A TOUSA INVESTMENT #4, LLC

TOUSA HOMES MID-ATLANTIC, LLC F/K/A TOUSA INVESTMENT #5, LLC

TOI, LLC

TOUSA, LLC

By: TECHNICAL OLYMPIC USA, INC., as sole member

By:
	Name:	Randy Kotler
	Title:	Senior Vice President, Chief Accounting Officer, Interim Chief Financial Officer

[Signature Page to Amendment No. 1 to Credit Agreement]

GUARANTORS (continued):

TOUSA HOMES, INC.

TOUSA HOMES INVESTMENT #1, INC.

TOUSA HOMES INVESTMENT #2, INC.

TOUSA REALTY, INC. F/K/A TOUSA INVESTMENT #1, INC.

TOUSA INVESTMENT #2, INC.

TOUSA/WEST HOLDINGS, INC.

TOUSA DELAWARE, INC.

ENGLE HOMES DELAWARE, INC.

PREFERRED BUILDERS REALTY, INC.

TOUSA ASSOCIATES SERVICES COMPANY

By:
	Name:	Randy Kotler
	Title:	Vice President and Treasurer

[Signature Page to Amendment No. 1 to Credit Agreement]

GUARANTORS (continued):

TOUSA HOMES INVESTMENT #2, LLC

TOUSA MID-ATLANTIC INVESTMENT, LLC

By: TOUSA HOMES, L.P., as sole member

By:	TOUSA, LLC, its general partner

	By:	TECHNICAL OLYMPIC USA, INC., its sole member

By:
	Name:	Randy Kotler
	Title:	Senior Vice President, Chief Accounting Officer and Interim Chief Financial Officer

TOUSA FUNDING, LLC

By: TOUSA /WEST Holdings, Inc., its sole member

By:
	Name:	Randy Kotler
	Title:	Vice President and Treasurer

NEWMARK HOMES BUSINESS TRUST
By:
	Name:	Randy Kotler
	Title:	Managing Trustee

[Signature Page to Amendment No. 1 to Credit Agreement]

GUARANTORS (continued):

NEWMARK HOMES PURCHASING, L.P.

By: NEWMARK HOMES, L.P., as General Partner

By: TOUSA HOMES, INC., its General Partner

By:
	Name:	Randy Kotler
	Title:	Vice President and Treasurer

SILVERLAKE INTERESTS, L.C.

By: TOUSA HOMES, INC., its sole manager

By:
	Name:	Randy Kotler
	Title:	Vice President and Treasurer

[Signature Page to Amendment No. 1 to Credit Agreement]

GUARANTORS (continued):

NEWMARK HOMES, L.P.

By: TOUSA HOMES, INC., its General Partner

By:
	Name:	Randy Kotler
	Title:	Vice President and Treasurer

LORTON SOUTH CONDOMINIUMS, LLC

By: TOUSA HOMES, INC., its Sole Member

By:
	Name:	Randy Kotler
	Title:	Vice President and Treasurer

ENGLE HOMES COMMERCIAL CONSTRUCTION, LLC

By: TOUSA HOMES ARIZONA, LLC, its Sole Member

By: TECHNICAL OLYMPIC USA, INC., as sole member

By:
	Name:	Randy Kotler
	Title:	Senior Vice President, Chief Accounting Officer, Interim Chief Financial Officer

[Signature Page to Amendment No. 1 to Credit Agreement]

CITICORP NORTH AMERICA, INC., as Administrative Agent and a Lender
By:	/s/ Jeanne M. Craig
	Name:	Jeanne M. Craig
	Title:	Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

CITIBANK, N.A., as an Issuer
By:	/s/ Jeanne M. Craig
	Name:	Jeanne M. Craig
	Title:	Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

DEUTSCHE BANK TRUST COMPANY AMERICAS, as a Lender
By:
Name:
Title:

By:
Name:
Title:

     [Signature Page to Amendment No. 1 to Credit Agreement]

JPMORGAN CHASE BANK, N.A., as a Lender
By:	/s/ Michael O’Keefe
	Name:	Michael O’Keefe
	Title:	Associate

[Signature Page to Amendment No. 1 to Credit Agreement]

WACHOVIA BANK, N.A., as a Lender
By:	/s/ Bruce W. Perrine, Jr.
	Name:	Bruce W. Perrine, Jr.
	Title:	Senior Vice President

By:	/s/ Kevin J. Cole
	Name:	Kevin J. Cole
	Title:	Assistant Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

BANK OF THE WEST, a California Banking Corporation, as a Lender
By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Credit Agreement]

BRANCH BANKING AND TRUST COMPANY, as a Lender
By:	/s/ Anne C. Grandy
	Name:	Anne C. Grandy
	Title:	Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

BANKUNITED, FSB, as a Lender
By:
Name:
Title:

[Signature Page to Amendment No. 1 to Credit Agreement]

CALYON NEW YORK BRANCH, as a Lender
By:	/s/ David P. Cagle
	Name:	David P. Cagle
	Title:	Managing Director

By:	/s/ Robert S. Smith
	Name:	Robert S. Smith
	Title:	Managing Director

[Signature Page to Amendment No. 1 to Credit Agreement]

COMPASS BANK, an Alabama banking corporation, as a Lender
By:	/s/ Johanna Duke Paley
	Name:	Johanna Duke Paley
	Title:	Senior Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

COMERICA BANK, as a Lender
By:	/s/ Charles Weddell
	Name:	Charles Weddell
	Title:	Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

CREDIT SUISSE, CAYMAN ISLANDS BRANCH, as a Lender
By:	/s/ Bill O’Daly
	Name:	Bill O’Daly
	Title:	Director

By:	/s/ Cassandra Drogan
	Name:	Cassandra Drogan
	Title:	Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

FORTIS BANK S.A./N.V., CAYMAN ISLANDS BRANCH, as a Lender
By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Credit Agreement]

GUARANTY BANK, as a Lender
By:	/s/ Atila Ali
	Name:	Atila Ali
	Title:	Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

KEYBANK NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:

[Signature Page to Amendment No. 1 to Credit Agreement]

NATEXIS BANQUES POPULAIRES, as a Lender
By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Credit Agreement]

NATIONAL CITY BANK, as a Lender
By:	/s/ John M. Osberg
	Name:	John M. Osberg
	Title:	Senior Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

PNC BANK, NATIONAL ASSOCIATION, as a Lender
By:	/s/ Douglas G. Paul
	Name:	Douglas G. Paul
	Title:	Senior Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

RAYMOND JAMES BANK, FSB, as a Lender
By:	/s/ William J. Hindman
	Name:	William J. Hindman
	Title:	Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

SOVEREIGN BANK, as a Lender
By:	/s/ T. Gregory Donohue
	Name:	T. Gregory Donohue
	Title:	Senior Vice President

[Signature Page to Amendment No. 1 to Credit Agreement]

UBS LOAN FINANCE, LLC, as a Lender
By:
Name:
Title:

By:
Name:
Title:

[Signature Page to Amendment No. 1 to Credit Agreement]

U.S. BANK NATIONAL ASSOCIATION, as a Lender
By:
Name:
Title:

[Signature Page to Amendment No. 1 to Credit Agreement]

WASHINGTON MUTUAL BANK, as a Lender
By:
Name:
Title: